Exhibit 99.3

LINK RESOURCES INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009
(Stated in US dollars)

Presentation Backgrounds and Basis of Presentation

Pursuant to a Share Exchange Agreement, dated January 5, 2010 (the “Share Exchange Agreement”), Link Resources Inc., a Nevada corporation (the “Company”) acquired Chance High International Limited, a British Virgin Islands company (the “Chance High”) and its indirect, controlled subsidiary Yantai Bohai Pharmaceuticals Group Co., Ltd. (the “Bohai”), a Chinese company engaged the production, manufacturing and distribution in China of herbal medicines, including capsules and other products, based on traditional Chinese medicine.  The transactions contemplated by the Share Exchange Agreement are referred to herein as the “Share Exchange.”  The closing of the Share Exchange (the “Closing”) took place on January 5, 2010 (the “Closing Date”).

On the Closing Date, pursuant to the terms of the Share Exchange Agreement, the Company acquired all of the outstanding equity securities (the “Chance High Shares”) of Chance High from Change High’s shareholders (the “Chance High Shareholders”) and the Chance High Shareholders transferred and contributed all of their Chance High Shares to the Company.  In exchange, the Company issued to Chance High Shareholders an aggregate of 13,162,500 newly issued shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).  In addition, pursuant to the terms of the Share Exchange Agreement, Anthony Zaradic, the former President and Chief Executive Officer of the Company, cancelled a total of 1,500,000 shares of Common Stock.

Chance High owns 100% of the issued and outstanding capital stock of the Yantai Shencaojishi Pharmaceuticals Co., Ltd., a Chinese company (the “WFOE”).  On December 7, 2009, the WFOE entered into a series of variable interest entity contractual agreements (the “VIE Agreements”) with Bohai and its three shareholders, including Hongwei Qu, the Company’s current Chairman, President and Chief Executive Officer (“Qu”), in which WFOE  effectively assumed management of the business activities of Bohai and has the right to appoint all executives and senior management and the members of the board of directors (Chance High, WFOE  and Bohai is referred to herein collectively as the “Group”).  The VIE Agreements are comprised of a series of agreements, including a Consulting Services Agreement, Operating Agreement and Proxy Agreement, through which WFOE has the right to advise, consult, manage and operate Bohai for an annual fee in the amount of Bohai’s yearly net profits after tax.  Additionally, Bohai’s shareholders have pledged their rights, titles and equity interest in Bohai as security for WFOE to collect consulting and services fees provided to Bohai through an Equity Pledge Agreement.  In order to further reinforce WFOE’s rights to control and operate Bohai, Bohai’s shareholders have granted WFOE an exclusive right and option to acquire all of their equity interests in Bohai through an Option Agreement.  As all of the companies in the Group are under common control, this has been accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively.  The Company has consolidated Bohai’s operating results, assets and liabilities within its financial statements.

LINK RESOURCES INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009
(Stated in US dollars)

Presentation Backgrounds and Basis of Presentation (Continued)

The unaudited pro forma consolidated financial statements of the Company in the opinion of management include all material adjustments directly attributable to the Share Exchange.  The unaudited pro forma consolidated balance sheet reflects the financial position of the Company had the share exchange occurred on November 30, 2009.  The pro forma consolidated statements of operations were prepared as if the transactions were consummated on June 1, 2009.  These pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

LINK RESOURCES INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009
(Stated in US dollars)

	Yantai Bohai Pharmaceuticals Group Co., Ltd.	Yantai Shencaojishi Pharmaceuticals Co., Ltd. (WFOE)	Chance High International Ltd. (BVI)	Link Resources Inc.	Adjustment	Pro forma
	$	$	$	$	$	$
	(Three months ended September 30, 2009)	For the period from November 25, 2009 to November 30, 2009	For the period from July 02, 2009 to November 30, 2009	(Six months ended November 30, 2009)

Net Sales	13,954,604	-	-	-	-	13,954,604

Cost of Sales	(2,217,604)	-	-	-	-	(2,217,604)

Gross profit	11,737,000	-	-	-	-	11,737,000

Selling, general and administrative expenses	(9,174,693)	(2,000)	(2,000)	(379,889)	-	(9,558,582)

Interest expenses	(148,395)	-	-	(3,683)	-	(152,078)

Operating income	2,413,912	(2,000)	(2,000)	(383,572)	-	2,026,340

Non-operating income	69,072	-	-	-	-	69,072

Non-operating costs	(5,269)	-	-	-	-	(5,269)

Income/(loss) before taxation	2,477,715	(2,000)	(2,000)	(383,572)	-	2,090,143

Income tax	(555,474)	-	-	-	-	(555,474)

Net income/(loss)	1,922,241	(2,000)	(2,000)	(383,572)	-	1,534,669

LINK RESOURCES INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF NOVEMBER 30, 2009
(Stated in US dollars)

	Yantai Bohai Pharmaceuticals Group Co., Ltd.	Yantai Shencaojishi Pharmaceuticals Co., Ltd. (WFOE)	Chance High International Ltd. (BVI)	Link Resources Inc.	Pro forma Adjustment	Pro forma
	$	$	$	$	$	$
	(As of	(As of	(As of	(As of
	September 30, 2009)	November 30, 2009	November 30, 2009	November 30, 2009
ASSETS
Current assets
Cash and cash equivalents	5,132,388	-	-	1,784	-	5,134,172
Trust funds	-	-	-	26,737		26,737
Accounts receivables	10,938,361	-	-	-	-	10,938,361
Other receivable and prepayments	4,448,416	9,500,000	50,000	-	-	13,998,416
Inventories	438,628	-	-	-	-	438,628

Total current assets	20,957,793	9,500,000	50,000	28,521	-	30,536,314

Property, plant and equipment, net	8,083,461	-	-	-	-	8,083,461
Intangible assets	17,322,336	-	-	-	-	17,322,336
Investment in a subsidiary	-	-	9,500,000	50,000	(9,550,000)	-

TOTAL ASSETS	46,363,590	9,500,000	9,550,000	78,521	(9,550,000)	55,942,111

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Current liabilities
Short-term borrowings	5,860,665	-	-	-	-	5,860,665
Accounts payable	847,565	-	-	-	-	847,565
Accrued liabilities	3,197,779	2,000	9,502,000	53,683	-	12,755,462
Tax payable	555,815	-	-	-	-	555,815

Total current liabilities	10,461,824	2,000	9,502,000	53,683	-	20,019,507

Note Payable	-	-	-	400,000	-	400,000

TOTAL LIABILITIES	10,461,824	2,000	9,502,000	453,683	-	20,419,507

LINK RESOURCES INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF NOVEMBER 30, 2009 (CONTINUED)
(Stated in US dollars)

	Yantai Bohai Pharmaceuticals Group Co., Ltd.	Yantai Shencaojishi Pharmaceuticals Co., Ltd. (WFOE)	Chance High International Ltd. (BVI)	Link Resources Inc.	Pro forma Adjustment	Pro forma
	$	$	$	$	$	$
	(As of	(As of	(As of	(As of
	September 30, 2009)	November 30, 2009	November 30, 2009	November 30, 2009
STOCKHOLDERS’ EQUITY
Common stock, $0.001 par value, 75,000,000 shares authorized, 3,450,000 shares issued and outstanding.	-	-	-	3,450	-	3,450
Registered and paid-in capital	2,918,000	9,500,000	50,000	-	(9,550,000)	2,918,000
Additional paid-in capital	-	-	-	56,520	-	56,520
Capital reserve	5,836,000	-	-	-	-	5,836,000
Accumulated other comprehensive income	538,514	-	-	-	-	538,514
Statutory reserves	2,394,036	-	-	-	-	2,394,036
Retained earnings	24,215,216	(2,000)	(2,000)	(435,132)	-	23,776,084

	35,901,766	9,498,000	48,000	(375,162)	(9,550,000)	35,522,604

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	46,363,590	9,500,000	9,550,000	78,521	(9,550,000)	55,942,111

LINK RESOURCES INC.
NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009
(Stated in US dollars)

The following adjustment to the unaudited pro forma balance sheet is based on the assumption that the share exchange was consummated on June 1, 2009.

(a)	Adjustment to reflect the capital amounts had the share exchange occurred on November 30, 2009.
(b)	Assumption was made that the management account’s of Chance High and WFOE are only contain the amount of capital and current account with the investment holding.
(c)	Assumption was made that WFOE has been incorporated at the day on November 30, 2009.
(d)	Assumption was made that the VIE between WFOE and Bohai has been signed and effective on November 30, 2009.